EXHIBIT 99.1

                                    STOCK OPTION AGREEMENT (this
                               "Agreement"), dated as of February 1, 1999, between MOVIEFONE, INC., a Delaware corporation (the "Company"), and AMERICA ONLINE, INC., a Delaware corporation ("Grantee").

           WHEREAS, the Company, Grantee and MF Acquisition Corporation, a Delaware corporation and a newly formed wholly owned direct subsidiary of Grantee ("Newco"), have contemporaneously with the execution of this Agreement entered into an Agreement and Plan of Merger dated as of February 1, 1999 (the "Merger Agreement") which provides, among other things, that Newco shall be merged with and into the Company pursuant to the terms and conditions thereof; and

           WHEREAS, as an essential condition and inducement to Grantee's entering into the Merger Agreement and in consideration therefor, the Company has agreed to grant Grantee the Option (as hereinafter defined);

           WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

           NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and in the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

      1. GRANT OF OPTION. The Company hereby grants to Grantee an irrevocable option (the "Option") to purchase, subject to the terms hereof, up to 6,186,762 shares (such shares being referred to herein as the "Option Shares") of fully paid and nonassessable Class A Common Stock, par value $0.01 per share, of the Company ("Class A Company Common Stock"), which number of shares the Company hereby represents and warrants is the number of shares of Class A Common Stock that has voting power equal to approximately fifteen percent (15%) of the voting power of the shares of Class A Company Common Stock and Class B Common Stock, par value $0.01 per share, of the Company ("Class B Company Common Stock" and, together with Class A Company Common Stock, "Company Common Stock") issued and outstanding (before giving effect to the exercise of the Option) as of the date hereof, at a purchase price of $29.25 per share, as adjusted in accordance with the provisions of Section 8 of this Agreement (such price, as adjusted if applicable, the "Option Price"). In addition, Grantee may elect to purchase Option Shares issuable and pay some or all of the total Option Price payable upon an exercise of this Option by surrendering a portion of the Option with respect to such number of Option Shares as is determined by dividing the (i) total Option Price payable in respect of the number of Option Shares being purchased in such manner by (ii) the excess of the Fair Market Value, as determined below, per share of Class A Company Common Stock as of the Option Closing Date (as defined below) over the per share Option Price. The Fair Market Value per share of Class A Company Common Stock shall be (i) if the Class A Company Common Stock is listed on the Nasdaq National Market, national securities exchange or other nationally recognized exchange or trading system as of the Option Closing Date, the last reported sale price per share of Class A Company Common Stock thereon on the Option Closing Date, or if no such price is reported on such date, such price on the next preceding business day for which such price is reported, or (ii) if the Class A Company Common Stock is not listed on the Nasdaq National Market, national securities exchange or other nationally recognized exchange or trading system as of the Option Closing Date, the amount determined in good faith by the Board of Directors of the Company to represent the value per share the Class A Common Stock would have if publicly traded on a nationally recognized exchange or trading system (assuming the absence of unusual market conditions and no premium for control or discount for minority interests, illiquidity or restrictions on transfer).

      2. (a) EXERCISE OF OPTION. Grantee may exercise the Option, in whole or part, and from time to time, if, but only if, a Triggering Event (as hereinafter defined) shall have occurred prior to the occurrence of an Option Termination Event (as hereinafter defined), provided that Grantee shall have sent the written notice of such exercise (as provided in Section 2(e) hereof) on or prior to the last date of the one (1) year period following such Triggering Event (the "Option Expiration Date"). The right to exercise the Option shall terminate upon the first to occur of the Option Expiration Date or an Option Termination Event.

           (b) TRIGGERING EVENTS. The term "Triggering Event" shall mean the occurrence of the earliest date, if any, upon or after termination of the Merger Agreement on which Grantee shall have the unconditional right to receive the Termination Fee pursuant to Section 8.3(b) of the Merger Agreement.

           (c) OPTION TERMINATION EVENTS. The term "Option Termination Event" shall mean any of the following events:

                (i)  the Effective Time; or

                (ii) the termination of the Merger Agreement other than under circumstances which constitute (or upon satisfaction of the condition to payment of the Termination Fee set forth in Section 8.3(b)(ii)(y) of the Merger Agreement would constitute) a Triggering Event under this Agreement; or

                (iii) the occurrence of the date which is eighteen (18) months after termination of the Merger Agreement under circumstances which, if the condition to payment of the Termination Fee set forth Section 8.3(b)(ii)(y) of the Merger Agreement were satisfied, would constitute a Triggering Event under this Agreement unless such a Triggering Event resulting from the satisfaction of such conditions has occurred prior to such date.

 Notwithstanding the termination of the Option, Grantee shall be entitled to purchase those Option Shares with respect to which it may have exercised the Option in accordance with the terms hereof prior to the termination of the Option, and the termination of the Option will not affect any rights hereunder which by their terms do not terminate or expire prior to or at such termination.

           (d) NOTICE OF TRIGGERING EVENT. The Company shall notify Grantee in writing as promptly as practicable following its becoming aware of the occurrence of any Triggering Event, it being understood that the giving of such notice by the Company shall not be a condition to the right of Grantee to exercise the Option or for a Triggering Event to have occurred and that the failure to give such notification shall not itself be deemed to be a breach of this Agreement for purposes of Section 8.1(e)(viii) of the Merger Agreement.

           (e) NOTICE OF EXERCISE; CLOSING. In the event that Grantee is entitled to and desires to exercise the Option, it shall send to the Company a written notice (such notice being herein referred to as an "Exercise Notice" and the date of issuance of an Exercise Notice being herein referred to as the "Notice Date") indicating that Grantor is exercising the Option and specifying (i) the total number of Option Shares that it will purchase pursuant to such exercise, (ii) whether the Option Price will be paid in cash or by surrender of a portion of the Option and
 (iii) a place and date not earlier than three (3) Business Days and not later than ten (10) Business Days from the Notice Date for the closing of such purchase (the "Option Closing Date"); provided, that if the closing of the purchase and sale pursuant to the Option (the "Option Closing") cannot be consummated, by reason of any applicable Order, the period of time that otherwise would run pursuant to this Section shall run instead from the date on which such restriction on consummation has expired or been terminated; and provided further, without limiting the foregoing, that if, in the reasonable opinion of Grantee, prior notification to or approval of any regulatory agency is required in connection with such purchase, the Company or Grantee, as the case may be, shall promptly file the required notice or application for approval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification periods have expired or been terminated or such approvals have been obtained and any requisite waiting period or periods shall have passed.

           (f) PURCHASE PRICE. At the Option Closing, if the Option Price will be paid in cash, Grantee shall pay to the Company the aggregate Option Price in immediately available funds by wire transfer to a bank account designated by the Company; provided that the failure by Grantee to effect such a wire transfer because of a failure or refusal of the Company to designate such a bank account shall not relieve the Company of its obligations under Section 2(g) at the Option Closing.

           (g) ISSUANCE OF OPTION SHARES. At the Option Closing, simultaneously with the delivery of immediately available funds as provided in Section 2(f) hereof if the Option Price will be paid in cash and surrender of this Agreement to the Company, the Company shall deliver to Grantee a certificate or certificates representing the number of Option Shares purchased by Grantee and, if the Option shall have been exercised in part only and the entire remaining portion of the Option shall not have been surrendered to pay the Option Price, a new agreement in the form of this Agreement evidencing the rights of Grantee to purchase the balance of the Option Shares purchasable hereunder. If at the time of issuance of any Option Shares pursuant to an exercise of all or part of the Option hereunder, the Company shall have issued any rights or other securities which are attached to or otherwise associated with the Class A Company Common Stock, then each Option Share issued pursuant to such exercise shall also represent such rights or other securities with terms substantially the same as and at least as favorable to Grantee as are provided under any stockholder rights agreement or similar agreement of the Company then in effect.

           (h) LEGEND. Certificates for Option Shares delivered at an Option Closing may be endorsed with a restrictive legend that shall read substantially as follows:

           The transfer of the shares represented by this certificate is subject to resale restrictions arising under the Securities Act of 1933, as amended.

 It is understood and agreed that the reference to the resale restrictions of the Securities Act, in the above legend shall be removed by delivery of substitute certificate(s) without such reference if Grantee shall have delivered to the Company a copy of a letter from the staff of the SEC, or an opinion of counsel, reasonably satisfactory to the Company, to the effect that such legend is not required for purposes of the Securities Act.

           (i) RECORD GRANTEE; EXPENSES. Upon the delivery by Grantee to the Company of the Exercise Notice and the tender of the applicable Option Price in immediately available funds or the requisite portion of the Option, Grantee shall be deemed to be the holder of record of the Option Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company may then be closed, that certificates representing such Option Shares may not then have been actually delivered to Grantee or the Company may have failed or refused to designate the bank account described in Section 2(f). The Company shall pay all expenses that may be payable in connection with the preparation, issuance and delivery of stock certificates under this Section 2 in the name of Grantee. Grantee shall pay all expenses that may be payable in connection with the issuance and delivery of stock certificates or a substitute option agreement in the name of any assignee, transferee or designee of Grantee and any filing fees and other expenses arising from compliance by Grantee pursuant to the HSR Act.

           (j) CONSENTS. The obligation of the Company to issue Option Shares to Grantee hereunder is subject to the conditions that (i) any waiting period under the HSR Act applicable to the issuance of the Option Shares hereunder shall have expired or been terminated; (ii) all material consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any Federal, state or local administrative agency or commission or other Federal, state or local governmental authority or instrumentality, if any, required in connection with the issuance of the Option Shares hereunder shall have been obtained or made, as the case may be; and (iii) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance shall be in effect. It is understood and agreed that at any time during which the Option is exercisable, each party will use its reasonable efforts to satisfy all such conditions to closing, so that an Option Closing may take place as promptly as practicable; provided that neither the Company nor Grantee nor any subsidiary or affiliate thereof will be required to agree to any divestiture by itself or any of its affiliates of shares of capital stock or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their businesses or to own or exercise control of such assets, properties and stock.

      3. EVALUATION OF INVESTMENTS. Grantee, by reason of its knowledge and experience in financial and business matters, believes itself capable of evaluating the merits and risks of an investment in the Option and the securities to be purchased pursuant to this Agreement (collectively the "Option Securities"). The Company, by reason of its knowledge and experience in financial and business matters, believes itself capable of evaluating the merits and risks of an investment in any Grantee Common Stock.

      4. DOCUMENTS DELIVERED. Grantee acknowledges receipt of copies of the following documents:

           (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1997;

           (b) The Company's Proxy Statement for the 1998 annual meeting of the Company's stockholders;

           (c) The Company's Quarterly Reports on Form 10-Q filed since December 31, 1997; and

           (d)  Current Reports on Form 8-K filed since December 31, 1997.

      5. INVESTMENT INTENT. Grantee represents and warrants that it is entering into this Agreement and is acquiring and/or will acquire the Option Securities for its own account and not with a view to resale or distribution of all or any part of the Option Securities in violation of applicable Law. The Company represents that, if it obtains any securities of Grantee pursuant to this Agreement, it will acquire them for its own account and not with a view to resale or distribution of any such securities.

      6. RESERVATION OF SHARES. The Company agrees (i) that it shall at all times maintain, free from preemptive rights, sufficient authorized but unissued or treasury shares of Class A Company Common Stock (or Other Option Securities) issuable pursuant to this Agreement so that the Option may be exercised without additional authorization of Class A Company Common Stock (or Other Option Securities) after giving effect to all other options, warrants, convertible securities and other rights to purchase Class A Company Common Stock (or Other Option Securities); (ii) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants to be observed or performed hereunder by the Company; and (iii) promptly to take all action as may from time to time be required in order to permit Grantee to exercise the Option and the Company to duly and effectively issue shares of Class A Company Common Stock (or Other Option Securities) pursuant hereto.

      7. DIVISION OF OPTION; LOST OPTIONS. This Agreement (and the Option granted hereby) are exchangeable, without expense, at the option of Grantee, upon presentation and surrender of this Agreement at the principal office of the Company, for other agreements providing for Options of different denominations entitling the holder thereof to purchase, on the same terms and subject to the same conditions as are set forth herein, in the aggregate the same number of Option Shares (or Other Option Securities) purchasable hereunder. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, the Company will execute and deliver a new agreement of like tenor and date.

      8. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. The number of Option Shares purchasable upon the exercise of the Option shall be subject to adjustment from time to time as provided in this Section 8.

           (a) ADDITIONAL SHARES ADJUSTMENT. Excluding issuances contemplated by Section 8(b), in the event that any additional shares of Company Common Stock are issued, the number of shares of Class A Company Common Stock subject to the Option will be adjusted so that, immediately after such issuance and giving effect thereto, such number constitutes the same percentage of the number of shares of Company Common Stock issued and outstanding as the number of shares of Class A Common Stock subject to the Option immediately prior to such issuance constitutes as a percentage of the number of shares of Company Common Stock issued and outstanding immediately prior to such issuance.

           (b) TRANSACTION ADJUSTMENT. In the event of any change in Class A Company Common Stock by reason of stock dividends, splits, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares or other similar transactions, then the Option Shares purchasable upon exercise hereof shall be appropriately adjusted so that Grantee shall receive upon exercise of the Option and payment of the aggregate Option Price hereunder the number and class of shares or other securities (any such shares or other securities referred to herein as "Other Option Securities") or property (including cash) that Grantee would have owned or been entitled to receive after the happening of any of the events described above if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable.

           (c) OPTION PRICE ADJUSTMENT. Whenever the number of shares of Option Shares subject to this Option are adjusted pursuant to Section 8(a) or (b), the Option Price shall be appropriately adjusted, if applicable, by multiplying the Option Price by a fraction, the numerator of which shall be equal to the aggregate number of Option Shares purchasable under the Option prior to the adjustment and the denominator of which shall be equal to the aggregate number of Option Shares purchasable under the Option immediately after the adjustment.

           (d) SUBSTITUTE OPTION. In the event that the Company enters into an agreement (i) to consolidate with or merge into any Person, other than Grantee or one of its subsidiaries, and the Company will not be the continuing or surviving corporation in such consolidation or merger, (ii) to permit any Person, other than Grantee or one of its subsidiaries, to merge into the Company and the Company will be the continuing or surviving corporation, but in connection with such merger, the shares of Company Common Stock outstanding immediately prior to the consummation of such merger will be changed into or exchanged for stock or other securities of the Company or any other Person or cash or any other property, or the shares of Company Common Stock outstanding immediately prior to the consummation of such merger will, after such merger, represent less than 50% of the outstanding voting securities of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its assets to any Person, other than Grantee or one of its subsidiaries, then, and in each such case, the agreement governing such transaction will make proper provision so that the Option will, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option with identical terms appropriately adjusted to acquire the number and class of shares or other securities or property that Grantee would have received in respect of Class A Company Common Stock if the Option had been exercised immediately prior to such consolidation, merger, sale, or transfer, or the record date therefor, as applicable, otherwise be adjusted as appropriate.

      9. REGISTRATION RIGHTS. The Company will, if requested by Grantee at any time and from time to time within three (3) years after a Triggering Event (the "Registration Period"), as expeditiously as possible prepare and file up to two (2) registration statements under the Securities Act if such registration is necessary in order to permit the sale or other disposition of Option Shares that have been acquired by or are issuable to Grantee upon exercise of the Option ("Registrable Securities") in accordance with the method of sale or other disposition contemplated by Grantee, including a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision, and the Company will use its best efforts to qualify such Option Shares under any applicable Blue Sky Law. The Company will use its best efforts to cause each such registration statement to become effective, to obtain all consents or waivers of other parties which are required therefor and to keep such registration statement effective for such period not in excess of nine (9) months from the day such registration statement first becomes effective as may be reasonably necessary to allow Grantee to effect such sale or other disposition. The obligations of the Company hereunder to file a registration statement and to maintain its effectiveness may be suspended for one or more periods of time not exceeding ninety (90) days in the aggregate if the Board of Directors of the Company shall have determined in good faith that the filing of such registration or the maintenance of its effectiveness would require disclosure of nonpublic information that would materially and adversely affect the Company or would be in any way prohibited by law. The expenses associated with the preparation and filing of any such registration statement pursuant to this Section 9 and any sale covered thereby (including any fees related to blue sky qualifications and filing fees in respect of the SEC or the National Association of Securities Dealers, Inc.) ("Registration Expenses") will be for the account of the Company except for underwriting discounts or commissions or brokers' fees in respect of Option Shares to be sold by Grantee and the fees and disbursements of Grantee's counsel. Grantee will provide all information reasonably requested by the Company for inclusion in any registration statement to be filed hereunder. If during the Registration Period the Company shall propose to register under the Securities Act the offering, sale and delivery of Company Common Stock for cash for its own account or for any other stockholder of the Company pursuant to a firm commitment underwriting, it will, in addition to the Company's other obligations under this Section 9, allow Grantee the right to participate in such registration provided that Grantee participates in the underwriting; provided, further, that, if the managing underwriter of such offering advises the Company in writing that in its opinion the number of shares of Company Common Stock (or other securities) requested to be included in such registration exceeds the number which it would be in the best interests of the Company to sell in such offering, the Company will, after fully including therein all shares of Class A Company Common Stock to be sold by the Company, include the shares of Class A Company Common Stock requested to be included therein by Grantee pro rata (based on the number of shares of Company Common Stock intended to be included therein) with the shares of Company Common Stock intended to be included therein by Persons other than the Company and Persons to whom the Company owes a contractual obligation not to make such a reduction. In connection with any offering, sale and delivery of Company Common Stock pursuant to a registration statement effected pursuant to this Section 9, the Company and Grantee will provide each other and each underwriter of the offering with customary representations, warranties and covenants, including covenants of indemnification and contribution. For purposes of determining whether two requests have been made under this Section 9, only requests relating to a registration statement that has become effective under the Securities Act will be counted. The registration rights granted under this Section 9 are subject to and are limited by any registration rights previously granted by the Company and Grantee acknowledges the registration rights granted under this Section 9 shall be construed subject to any such limitations.

      10.  REPURCHASE OF OPTION AND OPTION SHARES.

           (a) REPURCHASE OFFER. Upon the occurrence of any Repurchase Event (as defined herein), the Company shall (i) deliver an offer (an "Option Repurchase Offer") to repurchase the Option from Grantee at a price (the "Option Repurchase Price") equal to the amount by which (A) the Competing Transaction Price (as defined below) exceeds (B) the Option Price, multiplied by the maximum number of Option Shares for which the Option may then be exercised by Grantee, and (ii) deliver an offer (an "Option Share Repurchase Offer") to repurchase any Option Shares held by Grantee at a price (the "Option Share Repurchase Price") equal to the Competing Transaction Price multiplied by the number of Option Shares then held by Grantee, each of which offers shall not be revoked, and may be accepted by Grantee upon delivery of a written notice to the Company, at any time prior to the first to occur of the Option Expiration Date and the Option Termination Date. Any such notice shall specify a date on which the repurchase of the Option and/or Option Shares shall occur not earlier than three (3) Business Days and not later than ten (10) Business Days after the date on which such notice is delivered. The term "Competing Transaction Price" shall mean, as of any date for the determination thereof, the price per share of Class A Company Common Stock paid to the holders thereof upon the consummation of a Competing Transaction or, in the event of a Competing Transaction by way of a sale of assets of the Company, the Fair Market Value of a share of Class A Company Common Stock determined as of the fourth trading day following the announcement of such sale. For purposes of this Agreement, "Competing Transaction" shall mean any of the following (other than the Merger): (i) any merger, consolidation, recapitalization, liquidation or other direct or indirect business combination, involving the Company or any Material Subsidiary or the issuance or acquisition of shares of capital stock or other equity securities of the Company or any Material Subsidiary representing 50% or more (by voting power) of the outstanding capital stock of the Company or such Material Subsidiary (except for the issuance of shares of Company Common Stock pursuant to employee stock options granted under the Plan and outstanding on the date of this Agreement or the issuance of the Option to Parent) or (ii) any tender or exchange offer after consummation of which, any Person, together with all Affiliates thereof, beneficially owns shares of capital stock or other equity securities of the Company or any Material Subsidiary representing 50% or more (by voting power) of the outstanding capital stock of the Company or such Material Subsidiary, or (iii) the acquisition, license, purchase or other disposition of a substantial portion of the technology, business or assets of the Company or any Material Subsidiary. If the consideration paid or received in the Competing Transaction shall be other than in cash, the per share value of such consideration (on a fully diluted basis) shall be determined by a nationally recognized investment banking firm selected by Grantee and reasonably acceptable to the Company, which determination shall be conclusive for all purposes of this Agreement.

           (b) REPURCHASE REQUEST. Upon the occurrence of a Repurchase Event and whether or not the Company shall have made an Option Repurchase Offer or Option Share Repurchase Offer under Section 10(a), at the request (the date of such request being the "Option Repurchase Request Date") of Grantee delivered prior to the Option Termination Date, the Company (i) shall repurchase the Option from Grantee at the Option Repurchase Price and
 (ii) shall repurchase such number of the Option Shares (to the extent clearly identifiable as such) from Grantee as Grantee shall designate at the Option Share Repurchase Price.

           (c)  REPURCHASE PROCEDURES.   Grantee may (i) accept the
 Company's Option Repurchase Offer or Option Share Repurchase Offer under
 Section 10(a) or (ii) exercise its right to require the Company to repurchase the Option or any Option Shares, as the case may be, pursuant to
 Section 10(b) by a written notice or notices stating that Grantee elects to accept such offer or to require the Company to repurchase the Option or the Option Shares in accordance with the provisions of this Section 10. As promptly as practicable, and in any event within five (5) Business Days, after the surrender to the Company of this Agreement or Certificates for Option Shares, as applicable, following receipt of a notice under this
 Section 10(c), the Company shall deliver or cause to be delivered to Grantee the Option Repurchase Price or the Option Share Repurchase Price, as the case may be.

           (d) REGULATORY APPROVALS. The Company hereby undertakes to use its reasonable efforts to obtain all required regulatory and legal approvals and to file any required notices as promptly as practicable in order to accomplish any repurchase contemplated by this Section 10. Nonetheless, to the extent that the Company is prohibited under applicable Law from repurchasing the Option or any Option Shares in full, the Company shall immediately so notify Grantee and thereafter deliver or cause to be delivered, from time to time, to Grantee, the portion of the Option Repurchase Price and the Option Share Repurchase Price, respectively, that it is required to deliver pursuant hereto and that it is no longer prohibited from delivering, within five (5) Business Days after the date on which the Company is no longer so prohibited; provided, however, that if the Company at any time after delivery of a notice of repurchase pursuant to Section 10(b) hereof is prohibited under applicable Law, from delivering to Grantee the Option Repurchase Price or the Option Share Repurchase Price, respectively, in full, Grantee may revoke its notice of repurchase of the Option or the Option Shares, respectively, either in whole or in part whereupon, in the case of a revocation in part, the Company shall promptly (i) deliver to Grantee that portion of the Option Repurchase Price or the Option Share Repurchase Price that the Company is not prohibited from delivering after taking into account any such revocation and (ii) deliver, as appropriate, to Grantee either (A) a new agreement evidencing the right of Grantee to purchase that number of shares of Class A Company Common Stock equal to the number of shares of Class A Company Common Stock purchasable immediately prior to the delivery of the notice of repurchase less the number of shares of Class A Company Common Stock covered by the portion of the Option repurchased or (B) a certificate for the number of Option Shares covered by the revocation. If an Option Termination Event shall have occurred prior to the date of the notice by the Company described in the second sentence of this Section 10(d), or shall be scheduled to occur at any time after an Option Repurchase Request Date or valid acceptance of the Company's Option Repurchase Offer but before the expiration of a period ending on the thirtieth day after such notice date, Grantee shall nonetheless have the right to exercise the Option until the expiration of such thirty (30) day period.

           (e) DEFINITION. The term "Repurchase Event" shall mean the occurrence of any Triggering Event followed by the consummation of a Competing Transaction.

           (f) REPRESENTATIONS. In connection with any purchase and sale of the Option or the Option Shares pursuant to this Section 10, Grantee will be required to represent and warrant to the Company that such Person is the owner of the Option and/or Option Shares being purchased, free and clear of all adverse claims and that such Person will deliver good title to such Option and/or Option Shares to the Company, free and clear of all adverse claims, upon consummation of any purchase and sale pursuant to this
 Section 10.

      11. EXTENSION OF TIME FOR REGULATORY APPROVALS. The periods related to exercise of the Option and the other rights of Grantee hereunder shall be extended (i) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, and for the expiration of all statutory waiting periods and (ii) to the extent necessary to avoid liability under
 Section 10(b) of the Exchange Act by reason of such exercise.

      12.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.   The Company
 hereby represents and warrants to Grantee as follows:

           (a) AUTHORITY, ETC.. The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal valid and binding obligation of the Company, enforceable against the Company in accordance with the terms hereof.

           (b) CORPORATE ACTION. The Company has taken all necessary corporate action to authorize and reserve and to permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms will have reserved for issuance upon the exercise of the Option, that number of shares of Class A Company Common Stock equal to the maximum number of shares of Class A Company Common Stock at any such time and from time to time issuable hereunder, and all such shares of Class A Company Common Stock, upon issuance pursuant hereto, will be duly authorized, validly issued, fully paid, nonassessable, and will be delivered free and clear of all Liens created by the Company and not subject to any preemptive rights.

           (c)  NO CONFLICT.   The execution and delivery by the Company of
 this Agreement do not, and the consummation of the transactions contemplated hereby and the performance by the Company of its obligations hereunder will not, conflict with or result in any violation pursuant to any provisions of the certificate of incorporation or bylaws of the Company or any Subsidiary of the Company, or of any loan or credit agreement, note, mortgage, indenture, lease, plan or other agreement, contractual obligation, instrument, permit, concession, franchise or license applicable to the Company or any Subsidiary of the Company or their respective properties or assets, except for any such conflict or violation that would not, either individually or in the aggregate, have or be a Material Adverse Effect.

           (d)  ANTI-TAKEOVER STATUTES.   The provisions of Section 203 of
 the General Corporation Law of the State of Delaware will not, prior to the termination of this Agreement, apply to this Agreement or the transactions contemplated hereby and thereby. The Company has taken, and will in the future take, all steps necessary to irrevocably exempt the transactions contemplated by this Agreement from any other applicable state takeover law and from any applicable charter provision containing change of control or anti-takeover provisions.

      13. ASSIGNMENT. The Company may not assign any of its rights or obligations under this Agreement to any other Person, without the express written consent of Grantee. Grantee may not assign any of its rights or obligations under this Agreement to any other Person, except that Grantee may assign its rights hereunder to any Affiliate of Grantee and may assign its rights hereunder to any Person after the occurrence of a Triggering Event.

      14. LISTING. If Class A Company Common Stock or any other securities to be acquired upon exercise of the Option are then listed on The Nasdaq National Market (or any other national securities exchange or national securities quotation system), Issuer, upon the request of Grantee, will promptly file an application to list the shares of Class A Company Common Stock or Other Option Securities to be acquired upon exercise of the Option on The Nasdaq National Market (and any such other national securities exchange or national securities quotation system) and will use reasonable efforts to obtain approval of such listing as promptly as practicable.

      15. APPLICATION FOR REGULATORY APPROVAL. Each of Grantee and the Company will use its reasonable efforts to make all filings with, and to obtain consents of, all third parties and Governmental Authorities necessary to the consummation of the transactions contemplated by this Agreement, including without limitation making application to list the shares of Class A Company Common Stock issuable hereunder on the Nasdaq National Market of The Nasdaq Stock Market, Inc. upon official notice of issuance; provided that neither the Company nor Grantee nor any subsidiary or affiliate thereof will be required to agree to any divestiture by itself or any of its affiliates of shares of capital stock or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their businesses or to own or exercise control of such assets, properties and stock.

      16.  SPECIFIC PERFORMANCE.   The parties hereto acknowledge that
 damages would be an inadequate remedy for a breach of this Agreement by either party hereto and that the obligations of the parties hereto shall be enforceable by either party hereto through injunctive or other equitable relief.

      17. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

      18. NOTICES. All notices, claims, demands and other communications hereunder shall be deemed to have been duly given or made when delivered in person, by registered or certified mail (postage prepaid, return receipt requested), by overnight courier or by facsimile at the respective addresses of the parties set forth in the Merger Agreement.

      19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

      20.  COUNTERPARTS.   This Agreement may be executed in two or more
 counterparts, each of which will be deemed to be an original, but all of which shall constitute one and the same agreement.

      21.  EXPENSES.   Except as otherwise expressly provided herein or in
 the Merger Agreement, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

      22.  ENTIRE AGREEMENT.   Except as otherwise expressly provided herein
 or in the Merger Agreement, this Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein. Any provision of this Agreement may be waived only in writing at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

      23. FURTHER ASSURANCES. In the event of any exercise of the Option by Grantee, the Company and Grantee shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary to the fullest extent permitted by Law in order to consummate the transactions provided for by such exercise. Nothing contained in this Agreement shall be deemed to authorize the Company or Grantee to breach any provision of the Merger Agreement.

           IN WITNESS WHEREOF, each of the parties hereto has caused this Stock Option Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                               MOVIEFONE, INC.



                               By:_______________________________________
                               Name:
                               Title:


                               AMERICA ONLINE, INC.



                               By:_______________________________________
                               Name:
                               Title: